Exhibit 32

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF

TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Cantel Medical Corp. (the “Company”), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended January 31, 2014 as filed with the Securities and Exchange Commission  (the “Form 10-Q”) that, to the best of their knowledge:

1.                                      The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                      The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company, as of the date and for the period referred to in this report.

Date: March 12, 2014

/s/ Andrew A. Krakauer
Andrew A. Krakauer
President and Chief Executive Officer
(Principal Executive Officer)

/s/ Craig A. Sheldon
Craig A. Sheldon
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)